BLACKROCK FUNDSSM

BlackRock Impact U.S. Equity Fund

(the “Fund”)

Supplement dated November 26, 2019 to the

Statement of Additional Information dated September 27, 2019, as supplemented to date

Effective December 2, 2019, the following changes are made to the Fund’s Statement of Additional Information:

The chart listing investments and investment strategies in the section entitled “Part I: Investment Objective and Policies” is amended to reflect that the Fund may invest in swap agreements and foreign exchange transactions, as follows:

BlackRock Impact U.S. Equity Fund
Swap Agreements	X
Total Return Swaps	X
Foreign Exchange Transactions	X
Spot Transactions and FX Forwards	X

Shareholders should retain this Supplement for future reference.

SAI-IUSE-1119SUP